Defiance Connective Technologies ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Communication Services - 9.0%
AST SpaceMobile, Inc. (a)(b)	308,603	$8,069,969
AT&T, Inc.	377,381	8,302,382
Globalstar, Inc. (a)	6,943,176	8,609,538
Iridium Communications, Inc.	312,832	9,525,734
T-Mobile US, Inc.	40,773	8,413,916
Verizon Communications, Inc.	184,812	8,299,907
		51,221,446

Industrials - 1.6%
CSG Systems International, Inc.	184,860	8,993,439

Information Technology - 84.6%(c)
A10 Networks, Inc.	642,464	9,277,180
Akamai Technologies, Inc. (a)(b)	95,286	9,619,122
Amdocs, Ltd.	104,892	9,175,952
Apple, Inc.	121,183	28,235,639
Arista Networks, Inc. (a)	41,333	15,864,432
ARM Holdings PLC - ADR (a)(b)	68,148	9,745,846
Broadcom, Inc.	170,484	29,408,490
Calix, Inc. (a)	240,014	9,310,143
Celestica, Inc. (a)	191,495	9,789,224
Ciena Corporation (a)	163,714	10,083,145
Cisco Systems, Inc.	419,739	22,338,510
CommScope Holding Company, Inc. (a)	1,630,175	9,960,369
Credo Technology Group Holding, Ltd. (a)	321,549	9,903,709
Datadog, Inc. - Class A (a)	96,238	11,073,144
DigitalOcean Holdings, Inc. (a)(b)	212,617	8,587,601
Dynatrace, Inc. (a)	179,995	9,624,333
Extreme Networks, Inc. (a)	608,641	9,147,874
F5, Inc. (a)	43,795	9,643,659
HashiCorp, Inc. - Class A (a)	257,069	8,704,356
Infinera Corporation (a)(b)	1,302,206	8,789,891
InterDigital, Inc. (b)	64,313	9,108,650
Juniper Networks, Inc.	232,694	9,070,412
Keysight Technologies, Inc. (a)	66,540	10,575,202
Kyndryl Holdings, Inc. (a)	379,769	8,727,092
MACOM Technology Solutions Holdings, Inc. (a)(b)	84,994	9,456,432
Marvell Technology, Inc.	157,532	11,361,208
MaxLinear, Inc. (a)	591,178	8,560,257
N-able, Inc. (a)	682,110	8,908,357
NetApp, Inc.	83,107	10,264,546
NetScout Systems, Inc. (a)	433,775	9,434,606
Nokia OYJ - ADR (b)	2,364,734	10,333,888
NVIDIA Corporation	230,798	28,028,109
Oracle Corporation	164,648	28,056,019
Qorvo, Inc. (a)	83,345	8,609,539
QUALCOMM, Inc.	119,832	20,377,432
Skyworks Solutions, Inc.	91,384	9,025,998
SolarWinds Corporation	684,049	8,926,839
Telefonaktiebolaget LM Ericsson - ADR (b)	1,352,100	10,248,918
Viasat, Inc. (a)(b)	562,784	6,719,641
Viavi Solutions, Inc. (a)(b)	1,010,351	9,113,366
		483,189,130

Real Estate - 4.2%
American Tower Corporation	33,874	7,877,737
Crown Castle, Inc.	67,377	7,992,934
Equinix, Inc.	9,329	8,280,700
		24,151,371
TOTAL COMMON STOCKS (Cost $479,494,269)		567,555,386

SHORT-TERM INVESTMENTS - 12.4%
Investments Purchased with Proceeds from Securities Lending - 11.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (d)	67,361,837	67,361,837

Money Market Funds - 0.6%	Shares
First American Government Obligations Fund - Class X, 4.82% (d)	3,299,654	3,299,654
TOTAL SHORT-TERM INVESTMENTS (Cost $70,661,491)		70,661,491

TOTAL INVESTMENTS - 111.8% (Cost $550,155,760)		638,216,877
Liabilities in Excess of Other Assets - (11.8)%		(67,271,217)
TOTAL NET ASSETS - 100.0%		$570,945,660

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt OYJ – Julkinen Osakeyhtio
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $65,230,184 which represented 11.4% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Defiance Connective Technologies ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$567,555,386	$–	$–	$567,555,386
Money Market Funds	3,299,654	–	–	3,299,654
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	67,361,837
Total Investments	$570,855,040	$–	$–	$638,216,877

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.